                                   SIGNATURE
                                                                 Exhibit 24
                                                                 ----------
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC BELL, a California corporation (the "Company"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is a director of the Company;

NOW,  THEREFORE, each  of  the undersigned,  hereby  constitutes and  appoints
S. Ginn, P. J. Quigley, W. E. Downing, and R. W. Odgers, and each of them, his/her attorney for him/her in his/her stead, in his capacity as a director of the Company, to execute and to file with the SEC such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the aforesaid Annual Report on Form 10-K.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his/her hand this 25th day of March, 1994.


/s/ William P. Clark                 /s/ Ivan J. Houston
    Director                             Director


/s/ Herman E. Gallegos               /s/ Mary S. Metz
    Director                             Director


/s/ Donald E. Guinn                  /s/ Lewis E. Platt
    Director                             Director


/s/ James R. Harvey                  /s/ Toni Rembe
    Director                             Director


/s/ Paul Hazen                       /s/ S. Donley Ritchey
    Director                             Director

/s/ Frank C. Herringer
    Director




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

                                   SIGNATURE
                                                                    Exhibit 24
                                                                    ----------
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PACIFIC BELL, a California corporation (the "Company"), proposes to file with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Company; as indicated below under his name;

NOW, THEREFORE,  each  of the  undersigned,  hereby constitutes  and  appoints
S. Ginn, P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his attorney for him in his stead, in his capacity as an officer or director, or both, of the Company, to execute and file such Annual Report on Form 10-K, and any and all amendments, modifications or supplements thereto and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with effecting the filing of the aforesaid Annual Report on Form 10-K.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 25th day of March 1994.


/s/ Sam Ginn
Chairman of the Board


/s/ P. J. Quigley
President, Chief Executive Officer
and Director


/s/ William E. Downing
Vice President, Chief Financial Officer, Treasurer and Controller














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